UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 20, 2015
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA    93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Appointment of New Director

On May 20, 2015, the Board of Directors (the "Board") of S&W Seed Company (the "Registrant") filled the vacancy created by the amendment to the Registrant's Amended and Restated Bylaws (described in Item 5.03 below). The vacancy was filled by appointing Alexander C. Matina to the Board, effective immediately. Mr. Matina's term as a director will expire at the Registrant's 2015 Annual Meeting of Stockholders, at which time it is expected that he will be nominated as part of management's slate of ten director nominees.

There are no transactions in which Mr. Matina has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Matina will be entitled to receive the regular compensation paid to the Registrant's non-employee directors as fixed by the Board from time-to-time.

A copy of the Company's press release announcing Mr. Matina's appointment to the Registrant's Board of Directors is furnished as Exhibit 99.1 to this report.

Item 5.03    Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On May 20, 2015, the Board of Directors of the Registrant approved the Third Amendment to Amended and Restated Bylaws of the Registrant. Under the approved amendment, Section 3.01 of the Amended and Restated Bylaws was revised to provide that the size of the Registrant's Board of Directors shall be not less than three nor more than ten members, with the exact number to initially be fixed at ten members and thereafter, as determined by the Board of Directors, within the stated range.

The foregoing description of the Third Amendment to Amended and Restated Bylaws of the Registrant does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment to Amended and Restated Bylaws of the Registrant, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Third Amendment to Amended and Restated Bylaws of the Registrant
99.1	Press Release of S&W Seed Company dated May 26, 2015

Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, as amended, made after the date hereof, such information shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: May 26, 2015

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EXHIBIT INDEX

Exhibit	Description
3.1	Third Amendment to Amended and Restated Bylaws of the Registrant
99.1	Press Release of S&W Seed Company dated May 26, 2015

Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, as amended, made after the date hereof, such information shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.